SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: March 31, 2005

Commission file number 000-28587

GLOBAL BUSINESS SERVICES, INC.

(Exact name of small business issuer as specified in its charter)

DELAWARE	80-0048053
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

213 S. Robertson Blvd. Beverly Hills, CA. 90211

(Address of principal executive offices)

(310) 360-1215

Registrant's Telephone Number

N/A

Former Name or Former Address If Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)  On March 31, 2005, Harvey Judkowitz resigned as director of Registrant.  The letter of resignation is filed herewith as an exhibit.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(c)   Exhibits

99.1    Letter of resignation dated March 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BUSINESS SERVICES, Inc.

(Registrant)

Date: April 5, 2005

By:  /s/ Steven Thompson

Steven Thompson, President and Chief Executive Officer